UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2012

GREEN BALLAST, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-54568	45-1629984
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2620 Thousand Oaks Blvd., Suite 4000, Memphis, Tennessee		38118
(Address of principal executive offices)		(Zip Code)
(901) 260-4400
(Registrant's telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 31, 2012, Green Ballast, Inc. (the “Company”) entered into a third amendment (the “APA Amendment”) to the Asset Purchase Agreement dated April 15, 2011 with Gemini Master Fund, Ltd. (“Gemini”). The purpose of the APA Amendment is to extend the date by which the Company must cause shares of its common stock  to be traded or quoted on a trading market. Pursuant to the APA Amendment, this date  has been extended from February 1, 2012 to March 1, 2012. In connection with the Asset Purchase Agreement, the Company has issued warrants to Gemini to purchase up to 5,000,000 shares of common stock.

Also on January 31, 2012,  the Company entered into a third amendment (the “Gemini Note Amendment”) to its 8% Senior Secured Convertible Note issued on April 15, 2011 to Gemini. The Gemini Note Amendment has extended the date by which the Company would be considered in default for failure to cause shares of its common stock to be traded or quoted on a trading market. Pursuant to the Gemini Note Amendment, this date has been extended from February 1, 2012 to March 1, 2012.

In addition to the above,  on January 31, 2012, the Company entered into a third amendment (the “GBL Note Amendment”) to its 8% Senior Secured issued on April 15, 2011 to Green Ballast LLC (“GBL”). The GBL Note Amendment has extended the date by which the Company would be considered in default for failure to cause shares of its common stock to be traded or quoted on a trading market. Pursuant to the GBL Note Amendment, this date has been extended from February 1, 2012 to March 1, 2012.

GBL holds 32,500,000 shares of common stock. IRC - Interstate Realty Corporation (“IRC”) is the managing member of GBL.  IRC is the beneficial owner of the shares of common stock held by GBL by virtue of its voting and investment power over the shares. The Company’s Chief Executive Officer, J. Kevin Adams is the chairman and chief executive officer of IRC.

The APA Amendment, Gemini Note Amendment and GBL Note Amendment are hereby filed respectively as Exhibit 10.1, Exhibit 4.1 and Exhibit 4.2.

Item 9.01FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

4.1	Amendment No.3 to 8% Senior Secured Convertible Note dated January 31, 2012.

4.2	Amendment No.3 to 8% Senior Secured Note dated January 31, 2012.

10.1	Amendment No.3 to Asset Purchase Agreement dated January 31, 2012 between Green Ballast, Inc. and Gemini Master Fund, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February  3, 2012

Green Ballast, Inc.

By:	/s/ J. Kevin Adams

Name:	J. Kevin Adams
Titlt:	Chief Executive Officer